UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 18, 2012
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 17, 2012, Boston Private Financial Holdings, Inc. (“Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report the Company's financial results for the third quarter ended September 30, 2012.  This Current Report on Form 8-K/A (“Current Report”) is filed as an amendment to the Original Filing.
The information in this Current Report furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
In the Original Filing, the Company's weighted average diluted shares and weighted average basic shares, including participating securities, were overstated by 788,925 shares for the three months ended September 30, 2012 and by 658,534 shares for the nine months ended September 30, 2012.  The actual number of shares for weighted average basic shares, including participating securities, was 85,392,074 for the three months ended September 30, 2012 and 85,118,930 for the nine months ended September 30, 2012.  The actual number of weighted average diluted shares was 77,367,611 for the three months ended September 30, 2012 and 76,814,20 for the nine months ended September 30, 2012. These changes do not alter the diluted total earnings per share for three or nine months ended September 30, 2012. An updated per share data table reflecting these changes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
99.1    Per Share Data Table

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Chief Financial Officer
Date: October 18, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Per Share Data